UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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Lamb Weston Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! LAMB WESTON HOLDINGS, INC. 2021 Annual Meeting Vote by September 22, 2021 11:59 PM ET D58409-P59851 You invested in LAMB WESTON HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 23, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 9, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* September 23, 2021 8:00 AM, MDT Lamb Weston Holdings, Inc. 533 S. Rivershore Lane Eagle, Idaho 83616 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Election of Directors Nominees: 1a. Peter J. Bensen 1b. Charles A. Blixt 1c. Robert J. Coviello 1d. André J. Hawaux 1e. W.G. Jurgensen 1f. Thomas P. Maurer 1g. Hala G. Moddelmog 1h. Robert A. Niblock 1i. Maria Renna Sharpe 1j. Thomas P. Werner Advisory Vote to Approve Executive Compensation. Ratification of the Appointment of KPMG LLP as Independent Auditors for Fiscal Year 2022. NOTE: We will transact such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D58410-P59851